January 2019 Targeting the Biology of Aging to Restore Health Exhibit 99.1

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with everolimus or sirolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, including the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone and in combination with everolimus or siroliumus into, and successfully complete, clinical studies, timing of the end-of-Phase 2 meeting with the U.S. Food and Drug Administration, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

resTORbio highlights Targeting the biology of aging Lead clinical candidate, RTB101, is the most advanced selective TORC1 inhibitor TORC1 inhibition improves the function of aging organ systems including the immune, neurologic, and cardiovascular systems Positive results in Phase 2b to improve immune function and reduce the incidence of RTIs 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs (p=0.025) 52.1% reduction in percentage of patients with severe laboratory-confirmed RTI symptoms (p=0.034) Successfully defined dose and patient population for Phase 3 program End-of-Phase 2 meeting with the FDA expected in 1Q19; Plan to initiate Phase 3 program in 1H19 RTIs are the 4th most common cause of hospitalization in people 65+; 2nd in 85+ (US) Data-driven approach to expand into additional aging-related indications Improving neurologic function: Plan to initiate Phase 2a study in GBA Parkinson’s disease in 1Q19 Building a pipeline targeting multiple mechanisms underlying aging RTI = respiratory tract infection

People age 65 and older are the fastest growing population globally and an increasing burden on healthcare systems1 62% of people age 65 and older have 2 or more chronic diseases which represent the greatest challenge for healthcare systems in the 21st century2 Healthcare expenditures for the elderly are 3-5x higher than for younger individuals (per capita; U.S.)3 Aging is the biggest risk factor for most chronic diseases Increasing preclinical data demonstrate that aging is a modifiable risk factor regulated by biological pathways including the TORC1 pathway Medicines that target the biology of aging may represent a new class of medicine for treating and preventing diseases in the elderly 1United Nation Department of Economic and Social Affairs, Population Division. World Population Prospects. The 2004 Revision. New York: United Nations, 2005 in Why Population Aging Matters: A Global Perspective; 2Salive ME. Epidemiol Rev. 2013;35:75-83; 3CMS.gov(2018), https://www.cms.gov/research-statistics-data-and-systems/statistics-trends-and-reports/nationalhealthexpenddata/nhe-fact-sheet.html

Targeting the biology of aging AGING Accumulation of Senescence Cells TORC1 Activity NAD Depletion Epigenetic Changes DNA Damage Mitochondrial Dysfunction Stem Cell Exhaustion

TORC1 is an evolutionarily conserved pathway that regulates aging TORC1 inhibition extended lifespan and healthspan in multiple species Mice Flies Worms Yeast Source: Lamming, Dudley W., et al. (2013) Journal of Clinical Investigation123 (3): 980–989.

Species Genetic Manipulation to Inhibit mTOR Yeast SCH9 (Akt/S6K homolog) insertional mutant 1 SCH9 (Akt/S6K homolog) deletion 1 SCH9 (Akt/S6K homolog) insertional mutant 2 SCH9 (Akt/S6K homolog) deletion 2 TOR1 deletion 3 TOR1 deletion 4 C. elegans TOR (let-363) RNAi 5 Raptor (daf-15) heterozygous 6 S6K (rsks-1) RNAi 7 S6K (rsks-1) deletion mutant 7 TOR (let-363) RNAi 7 S6K (rsks-1) RNAi 8 S6K (rsks-1) deletion mutant 8 TOR (let-363) RNAi 8 Raptor (daf-15) RNAi 9 RagGTPase (raga-1) RNAi 9 RagGTPase (raga-1) RNAi 9 Rheb (rheb-1) RNAi 9 D. melanogaster dTSC1 overexpression 10 dTSC2 overexpression 10 dTOR FRB domain (dominant negative) 10 dS6K dominant negative 10 DTOR mutant (hypomorph) 11 d4E-BP overexpression 12 d4E-BP weak activated 12 d4E-BP strong activated 12 M. musculus Loss of S6K1 13 Mtor+/-MIst8+/- genotype 14 Extensive genetic validation that TORC1 inhibition extends lifespan across species Corresponding citations can be found on slide 43

TORC1 inhibitors extend lifespan in mice even when started late in life and given intermittently Daily Dosing Intermittent Dosing Once Every 5 Days (1) (2) Harrison et al. (2009) Nature, 460:392-396 Arriola Apelo et al. (2016) Gerontol A Biol Sci Med Sci, 71: 876–88

TORC1 may become dysregulated and overactive in some aging organ systems TORC1 activity (pS6 in liver) Fed Fasted Young Mice Old Mice Decreasing TORC1 activity may upregulate protective pathways and may have benefits in aging-related diseases Fed Fasted Total S6 Feeding activates TORC1 leading to increased protein and lipid synthesis Fasting inhibits TORC1 leading to upregulation of protective pathways TORC1 activity remains aberrantly elevated during fasting , preventing upregulation of protective pathways Sengupta et al., Nature 2010

TORC1 inhibition may improve the function of multiple aging organ systems Improvement in physical activity Selman et al., Science, 2011 Harrison et al., Nature, 2009 Wilkinson et al., Aging Cell, 2014 Flynn et al., Aging Cell, 2013 Reversal of aging-related immune dysregulation Chen et al., Science Sig, 2009 Selman et al., Science, 2011 Neff et al., JCI, 2013 Hurez et al., Aging Cell, 2015 Reversal of aging-related cardiac dysfunction Flynn et al., Aging Cell, 2013 Dai et al., Aging Cell, 2014 Chiao et al., Aging, 2016 Improved Neurologic Function Tain et al., Nature Neuroscience, 2009 Malagelada et al., J Neurosci, 2010 Spilman et al., PLoS ONE, 2010 Halloran et al., Neuroscience, 2012 Majumder et al., Aging Cell, 2012 Neff et al., JCI, 2013

Additional Aging-Related Target Most advanced pipeline targeting aging-related diseases RTB101 Respiratory Tract Infections Parkinson’s Disease Program Indication Phase 1 Phase 2 Phase 3 Discovery Heart Failure with Preserved Ejection Fraction Preclinical Urinary Tract Infections *For heart failure with preserved ejection fraction, Parkinson’s Disease and certain other infections, we may be required to file an investigational new drug application, or IND, prior to initiating Phase 2 clinical trials. We expect to have the ability to initiate these Phase 2 clinical trials without the need to conduct prior Phase 1 trials. End-of-Phase 2 meeting planned for 1Q19 Initiate Phase 2a 1Q19* RTB101+ sirolimus Additional TORC1 Inhibitor Undisclosed RTB101 RTB101 RTB101 + rapalog Undisclosed Current Indications Potential Indications Discovery

TORC1 Pathway

Selective inhibition of TORC1 may have therapeutic benefit for the treatment of aging-related diseases



mTOR
TORC1
TORC2
Inhibition of TORC1 by genetic mutation **extends lifespan** (Science, 2012)
Inhibition of TORC2 by genetic mutation **decreases lifespan** and causes hyperglycemia and hyperlipidemia in mice (Science, 2012; Aging Cell, 2014)
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extends lifespan** and healthspan (Science, 2009)
Overexpression **extends lifespan** (Cell, 2009)
Transgenic overexpression **extends lifespan** (Nat Comm, 2013)

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S6K Ulk1 TORC1 everolimus or sirolimus 4EBP1 S6K Ulk1 4EBP1 TORC1 RTB101 + everolimus or sirolimus 4EBP1 S6K Ulk1 TORC1 4EBP1 RTB101 Inhibiting the phosphorylation of 1 target of TORC1 Inhibiting the phosphorylation of 2 targets of TORC1 Inhibiting the phosphorylation of 3 targets of TORC1 Spectrum of TORC1 inhibition with RTB101 and rapalog = indicates phosphorylation is inhibited

RTB101: First-in-class immunotherapy targeting TORC1 Best validated target for aging-related diseases Extensive body of literature that TORC1 pathway regulates aging RTB101 is a potent inhibitor of TORC1 Potential to treat multiple diseases of aging Robust safety profile Over 1,000 patients dosed Dose for improving immune function is 1/120th of the maximum tolerated dose in humans Positive Phase 2a and Phase 2b clinical trial results Phase 2a and 2b clinical trials in 900 elderly subjects demonstrated that RTB101 10mg once daily improved immune function and reduced the incidence of respiratory tract infections Convenient administration Orally administered, small molecule Half-life of approximately 4-6 hours Potential to transiently reduce TORC1 activity

Improving Immune Function Respiratory Tract Infections (RTIs)

Improving immune function to reduce the incidence of RTIs in the elderly

Fastest Growing Population[1]

The elderly is the fastest growing population across the globe

1.4 Episodes/Year[2]

Elderly subjects have an average of 1.4 episodes of RTIs per person per year

4th Most Common Cause of Hospitalization[3]

RTIs are the 4th most common cause of hospitalization in people age 65+ (US); 2nd in 85+ (US)

8th Leading Cause of Death[4]

RTIs are the 8th leading cause of death in people age 65+ (US); 7th in 85+ (US)

Antibiotics Ineffective[5]

Antibiotics are often prescribed indiscriminately to treat RTIs, leading to potential side effects and contributing to growing antibiotic resistance

No Approved Therapies[6]

Viruses for which there are no approved therapies cause the majority of RTIs including community-acquired pneumonia in subjects ≥80 years

Sources: [1]The Older Population 2010 US Census Briefs, National Center for Health Statistics Data Brief 2015; [2]JAMA, August 14, 2002 – Vol 288, No 6; BMJ 1997; 315:1060-4; [3]Pfunter, A (2013) HCUP Statistical Brief #162; [4] National Vital Statistics Report (2018), Deaths, Final Data for 2016; [5]JAMA. 2016; 315(17): 1864-1873; [6]Jain, S., et al., NEJM (2015) 373: 415-427.

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Results of Phase 2a trial

- 264 mostly healthy elderly people randomized to the following TORC1 inhibitor treatment arms (all doses were QD):


TORC1 inhibition

  - Everolimus 0.1mg + RTB101 10mg
  - RTB101 10mg
  - Everolimus 0.5mg
  - Everolimus 0.1mg
  - Placebo

- Both RTB101 10mg QD and RTB101 10mg + everolimus 0.1mg QD significantly reduced the incidence of all infections as well as respiratory tract infections (RTIs)
  - Reduction in RTIs:
    - RTB101 10mg: 42% reduction (p=0.006)
    - RTB101 10mg + everolimus 0.1mg: 36% reduction (p=0.01)

- Both RTB101 10mg and RTB101 10mg + everolimus 0.1mg upregulated antiviral gene expression in whole blood

QD = once daily

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RTB101 offers new approach to harnessing the immune system to target multiple pathogens

The majority of pathogens detected in elderly people hospitalized for pneumonia are viruses for which **NO APPROVED THERAPIES** are currently available

Indicates the annual number of pathogen-specific pneumonia hospitalizations per 10,000 adults ≥ 80

*** Viruses with no FDA-approved therapies available**


*Adenovirus
L. pneumophila
S. aureus
M. pneumoniae
*Coronavirus
*Respiratory Syncytial Virus
*Parainfluenza Virus
*Human Meta-Pneumovirus
S. Pneumoniae
Influenza A or B
*Human Rhinovirus
0
5
10
15
20
Incidence per 10,000 Persons

IMMUNOTHERAPY:
RTB101 alone or in combination with everolimus

Source: S. Jain et al., NEJM 2015
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19

Phase 2a to Phase 2b: Population, primary endpoint and dosing duration were modified Self-reported RTIs Laboratory-Confirmed RTIs 6 weeks 16 weeks Healthy, 65 and older POPULATION: PRIMARY ENDPOINT: DOSING DURATION: Phase 2a Phase 2b Goal: Define patient population for Phase 3 program

Phase 2b design Primary Endpoint: Reduction in the percentage of patients with laboratory-confirmed RTIs through week 16 Population: Elderly subjects at increased risk of RTI-associated morbidity and mortality, defined as: ≥ 85 years of age 65-84 years of age with one or more comorbidities including: Asthma Chronic obstructive pulmonary disease (COPD) Type 2 diabetes mellitus (T2DM) Current smoker 16 weeks 8 weeks RTB101 5mg QD RTB101 10mg QD Placebo Follow-up Northern Hemisphere (n=473) RTB101 10mg + everolimus 0.1 mg QD RTB101 10mg QD Placebo 16 weeks 8 weeks Follow-up RTB101 10mg BID Southern Hemisphere (n=179) QD = once daily; BID = twice daily Interim Analysis

Dosing regimens in Phase 2b estimated to result in different duration and spectrum of TORC1 inhibition


TORC1
S6K
4EBP1
Ulk1
RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg QD
Intermittent inhibition of two TORC1 targets
Persistent inhibition of two TORC1 targets
Persistent inhibition of three TORC1 targets
0 12 24
0 12 24
0 12 24
Estimated duration of TORC1 inhibition (hrs)

QD = once daily; BID = twice daily

22

Odds ratio supports dose selection and potential efficacy of RTB101 10mg QD 21/61 26/60 0.618 0.109 34/176 50/180 0.601 0.025* 25/120 24/120 1.050 0.560 25/115 24/120 1.187 0.700 Active rate1 Placebo rate1 Odds ratio2 p-value3 1No. of patients in cohort with one or more laboratory-confirmed RTIs/No. of patients in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; *p<0.05; QD = once daily; BID = twice daily Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg 0.5 RTB101 10mg QD demonstrated a 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs compared to placebo

RTB101 10mg QD showed consistent benefit in multiple pre-specified analyses of lab-confirmed RTIs

Odds ratio of experiencing lab-confirmed RTIs through Week 16 – primary endpoint


RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg
0
1
2
3
4

OR=0.601; p=0.025

Odds ratio of experiencing severe lab-confirmed RTI symptoms through Week 16


RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg
0
1
2
3
4

OR=0.437; p=0.034

Odds ratio of experiencing lab-confirmed RTIs through Week 24


RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg
0
1
2
3
4
Odds ratio (90% confidence interval)

OR=0.623; p=0.030

RTB101 10mg QD associated with statistically significant reductions across three different analyses of laboratory-confirmed RTIs: Week 16, severe RTIs and Week 24

One-sided p-value; QD = once daily; BID = twice daily;
Odds ratio represents the odds of experiencing one or more event in the active treatment group versus the placebo group

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COPD and smokers were non-responding subgroups (pre-specified analyses) 85+: % subjects with 1 or more laboratory-confirmed RTIs Asthma T2DM COPD Smokers 65+: % subjects with 1 or more laboratory-confirmed RTIs Southern Hemisphere Northern Hemisphere Southern & Northern Hemispheres (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) -66.7% (p=0.052) -66.8% (p=0.053) -66.7% (**p=0.007) -68.1% (p=0.001) -69.4% (p=0.016) -68.9% (p=0.0001) -40.5% (p=0.087) -15.4% (p=0.077) -25.3% (*p=0.028) 2.1% (p=0.168) 3.3% (p=0.147) 410.7% (p=0.874) 0.0% (p=0.324) 201.2% (p=0.833) = placebo cohort; = RTB101 10mg once daily cohort; One-sided p-value; QD = once daily; BID = twice daily 311.9% (p=0.936)

mTOR inhibition decreased airway inflammation in asthma and increased airway inflammation due to smoking Asthma Smoking mTOR inhibition with rapamycin (Rapa) significantly decreased airway inflammation in a preclinical asthma model in which mice were exposed to intranasal house dust mites (HDM)1 Disruption of mTOR selectively in bronchial epithelial cells (mBE-mtor-/-) significantly increased cigarette smoke (CS)-induced lung inflammation in a COPD model in which mice were exposed to cigarette smoke for 6 months2 1Mushaben E. M. et al., J Immunol 2011:187:5756-5763; 2 Wang Y et al., J Immunol 2018;200:2571-2580; *p<0.05, **p<0.01

A significant reduction in the incidence of laboratory-confirmed RTIs was observed in subjects 65+ (excluding smokers/COPD patients) 1No. of patients in cohort with one or more laboratory-confirmed RTIs/No. of patients in cohort; 2Odds ratio represents the odds of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; 3One-sided p-value; ***p<0.0001; QD = once daily; BID = twice daily 15/41 21/42 0.560 0.1000 15/113 36/117 0.319 0.0007*** 14/83 15/75 0.771 0.4700 18/78 15/75 1.147 0.2700 Active rate1 Placebo rate1 Odds ratio2 p-value3 Odds ratio (90% confidence interval) Odds ratio of experiencing lab-confirmed RTIs through Week 16 RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg

A significant reduction in the rate of laboratory-confirmed RTIs was observed in subjects 65+ (excluding smokers/COPD patients)

Rate ratio of experiencing lab-confirmed RTIs through Week 16


RTB101 5mg QD
RTB101 10mg QD
RTB101 10mg BID
RTB101 10mg + everolimus 0.1mg
0.5
1.0
1.5
2.0
Rate ratio (90% confidence interval)

	Rate ratio[1]	p-value[2]
RTB101 5mg QD	0.817	0.4800
RTB101 10mg QD	**0.406**	**0.0013****
RTB101 10mg BID	0.867	0.3100
RTB101 10mg + everolimus 0.1mg	1.108	0.3400

[1]Rate ratio represents the rate of experiencing one or more laboratory-confirmed RTIs in the active treatment group versus the placebo group; [2]One-sided p-value; **p<0.001; QD = once daily; BID = twice daily

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Summary of RTB101 10mg QD data from two Phase 2 clinical studies enrolling > 900 elderly subjects 42% reduction in the rate of RTIs (p=0.006) Phase 2a 264 healthy elderly (23% with comorbidities) Phase 2b 652 elderly (100% with comorbidities) 30.6% reduction in the percent of patients with laboratory-confirmed RTIs (p=0.025) 56.9% reduction in the percent of patients with laboratory confirmed RTIs (excluding smokers/COPD patients; p=0.007) Data from two Phase 2s enrolling >900 elderly subjects demonstrate RTB101 10 mg QD potential efficacy in subjects 65 and older (excluding smokers/COPD patients) QD = once daily

RTB101 was well-tolerated in high-risk elderly patients through Week 24 Adverse events (AEs) were balanced between the RTB101 10mg QD and placebo cohorts 1 unrelated death occurred in the RTB101 10mg QD cohort (patient was hit by car while riding a bicycle), 1 unrelated death occurred in the RTB101 10mg BID cohort and 1 unrelated death occurred in the placebo cohort (both from unknown causes) RTB101 10mg QD Placebo Serious AEs (% of patients) 4.5% 7.8% Discontinued study drug due to an AE (% of patients) 5.1% 5.6% Number of severe AEs 12 25 QD = once daily; BID = twice daily

RTB101 may also reduce the incidence of total infections of any kind Odds ratio of experiencing any infection (lab-confirmed RTI and all other infections) through Week 16 Odds ratio of experiencing urinary tract infections through Week 16 OR = Odds ratio represents the odds of experiencing one or more infections in the active treatment group versus the placebo group; One-sided p-value; QD = once daily; BID = twice daily Odds ratio (90% confidence interval) RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg RTB101 5 mg QD RTB101 10 mg QD RTB101 10 mg BID RTB101 10 mg + everolimus 0.1 mg RTB101 associated with statistically significant reductions across analyses of other infections: Infections of any kind and urinary tract infections OR=0.653; p=0.032 OR=0.601; p=0.156 OR=0.211; p=0.027

Market Opportunity in RTIs

Mortality from RTIs is higher than mortality from colorectal, pancreatic, breast or prostate cancer1 RTIs are the 4th most common cause for hospitalization in 65+ (2nd in 85+)2 RTIs cause the majority of asthma exacerbations in the elderly3 RTIs in the elderly represent a significant healthcare burden The majority of RTIs are caused by viruses for which there are no approved therapies4 Decreasing the incidence of RTIs in the elderly may significantly decrease health care costs Sources: 12017, NCHS, National Vital Statistics System, Mortality; 2015, American Cancer Society, Inc, Surveillance Research; 2Pfunter, A (2013) HCUP Statistical Brief #162; 3 BMJ, 1995, 310:1225-1228; BMJ, 1993, 307:982-986; 4 Am J Med. 2002. 112(6A):42S-49S

US EU5 JP CN # Elderly People without COPD and who are non-smokers* 40M 53M 29M 77M Elderly (65-84 years old) with asthma: 3.2M 3.3M1 2.1M2 2.5M3 Very elderly (85+ years old): 6.5M 9.3M 5.5M 8.9M Estimated number of elderly that may benefit from RTB101 in key geographies *Based on references provided on slide 44; 1Based on estimated percentage of asthmatics in older adults in high-income countries. 2Based on percentage of asthmatics in the Japanese adult population. 3Based on percentage of adults age ≥60 on asthma medication in Jinan province; Likely underestimated due to low diagnosis rate of asthma

% Reduction in RTI Estimated % prescribed in patients (patient-weighted means) ≥85 65-84 with asthma 65-84 with comorbidities 25% 33% 36% 36% 33% 41% 44% 47% 40% 46% 48% 51% Survey of 100 physicians to determine potential usage in the target patient populations Medical Specialty Geriatrics 25 Primary Care 50 Pulmonologist 25 Practice characteristics Years practicing medicine Avg 19 (median 19.5, range 6-33) # pts ≥ 65 seen/month Avg 250 (median 220, range 80-600) % services billed to Medicare Avg 63% (median 65%, range 30-100%) *Respondent background (n=100): Physician survey*: Expected use in target populations

Ameliorating Neurodegenerative Diseases GBA Parkinson’s Disease

GBA mutation in Parkinson's disease (PD) leads to α-synuclein aggregation and neuronal cell death

Disease cascade:

- GBA is a gene encoding the lysosomal enzyme glucocerebrosidase (GCase)
- Mutant GCase may contribute to PD pathogenesis through a loss or gain of function:
  - **Loss of function:** Decreased GCase activity leading to an accumulation of its lipid substrate glucosylceramide (GL1) that disrupts lysosomal function[1]
  - **Gain of function:** Accumulation of misfolded GCase aggregates that disrupt lysosomal function[2]
- Disruption of lysosomal function prevents clearance of aggregated a-synuclein and leads to neuronal death



Loss of Function
Gain of Function
Mutant GCase
Accumulation of GL1
Accumulation of GCase Aggregates
Lysosomal Dysfunction
α-synuclein aggregation and neuronal death

[1]Mazzulli, J. R., et al. (2011). *Cell* 146(1): 37-52; [2]Cullen,V., et al. (2011). *Annals of Neurology* 69(6): 940-953.
GBA = glucocerebrosidase; α-syn = alpha-synuclein

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resTORbio GBA PD program potential benefits to GBA PD patients (both loss or gain of function GBA mutations)


Loss of Function
resTORbio
Gain of Function
Clearance of GCase aggregates by activating ULK1 and inducing autophagy[2,3,4]
Decreased GL1 synthesis through mTOR inhibition[1]
Accumulation of GL1
Accumulation of GCase Aggregates
Lysosomal Dysfunction
Increased lysosomal biogenesis by activating TFEB[5]
Lysosomal Dysfunction
α-syn aggregation and neuronal death
Clearance of α-synuclein aggregates by activating ULK1 and inducing autophagy[2,3,4]
α-syn aggregation and neuronal death

[1]Guri, Y., et al. (2017). *Cancer Cell* 32(6): 807-823; [2]Decressac, M., et al. (2013). *Proc Natl Acad Sci USA* 110(19): E1817-1826; [3]Cullen,V., et al. (2011). *Ann Neurol* 69(6): 940-953; [4]Kinghorn, K.J., et al. (2016). *J Neurosci* 36(46): 11654-11670; [5]Roczniak-Ferguson, A., et al. (2012). *Sci Signal* 5(228): ra42.

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Phase 2a Parkinson’s disease trial design Phase 2a initiation planned for 1Q19 Cohort RTB 101 dose (mg) Sirolimus dose (mg) 1 300 0 2 0 2 3 300 2 4 300 4 5 300 6 Design Randomized, Placebo-Controlled Phase 2a Study (12-week dosing) Mild-to-moderate PD patients (mH&Y I-III) with confirmed GBA mutation On stable medication regimen of PD drugs Once weekly dosing Study Size N=45 Key Endpoints Primary endpoint: Safety and tolerability Secondary endpoint: Exposure in blood, plasma and CSF Exploratory endpoints: Biomarkers in plasma and CSF Tremor, sleep pattern, UPDRS, PDQ-39 or matching placebo

Near term milestones and financials Q1 2019 End of Phase 2 meeting with the FDA Q1 2019 Initiate Phase 2a study in Parkinson’s disease H1 2019 Initiate Phase 3 program for reducing the incidence of RTIs Milestones Cash, cash equivalents and marketable securities were ~$115 million as of September 30, 2018 Financials

resTORbio highlights Targeting the biology of aging Lead clinical candidate, RTB101, is the most advanced selective TORC1 inhibitor TORC1 inhibition improves the function of aging organ systems including the immune, neurologic, and cardiovascular systems Positive results in Phase 2b to improve immune function and reduce the incidence of RTIs 30.6% reduction in the percentage of patients with laboratory-confirmed RTIs (p=0.025) 52.1% reduction in percentage of patients with severe laboratory-confirmed RTI symptoms (p=0.034) Successfully defined dose and patient population for Phase 3 program End-of-Phase 2 meeting with the FDA expected in 1Q19; Plan to initiate Phase 3 program in 1H19 RTIs are the 4th most common cause of hospitalization in people 65+; 2nd in 85+ (US) Data-driven approach to expand into additional aging-related indications Improving neurologic function: Plan to initiate Phase 2a study in GBA Parkinson’s disease in 1Q19 Building a pipeline targeting multiple mechanisms underlying aging RTI = respiratory tract infection

January 2019 Targeting the Biology of Aging to Restore Health

Extensive genetic validation that TORC1 Inhibition extends lifespan across species

1) Fabrizio P, Pozza F, Pletcher SD, Gendron CM, Longo VD. Regulation of longevity and stress resistance by Sch9 in yeast. *Science*. 2001;292(5515):288–290.
2) Fabrizio P, Pletcher SD, Minois N, Vaupel JW, Longo VD. Chronological aging-independent replicative life span regulation by Msn2/Msn4 and Sod2 in Saccharomyces cerevisiae. *FEBS Lett*. 2004; 557(1–3):136–142.
3) Kaeberlein M, et al. Regulation of yeast replicative life span by TOR and Sch9 in response to nutrients. *Science*. 2005;310(5751):1193–1196.
4) Bonawitz ND, Chatenay-Lapointe M, Pan Y, Shadel GS. Reduced TOR signaling extends chronological life span via increased respiration and upregulation of mitochondrial gene expression. *Cell Metab*. 2007; 5(4):265–277.
5) Vellai T, Takacs-Vellai K, Zhang Y, Kovacs AL, Orosz L, Muller F. Genetics: influence of TOR kinase on lifespan in C. elegans. *Nature*. 2003;426(6967):620.
6) Jia K, Chen D, Riddle DL. The TOR pathway inter- acts with the insulin signaling pathway to regulate C. elegans larval development, metabolism and life span. *Development*. 2004;131(16):3897–3906.
7) Hansen M, Taubert S, Crawford D, Libina N, Lee SJ, Kenyon C. Lifespan extension by conditions that inhibit translation in Caenorhabditis elegans. *Aging Cell*. 2007;6(1):95–110.
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References for number of elderly people without COPD and who are non-smokers

US:

1. 4,038,000 elderly people estimated to be smokers in the US. U.S. NHIS 2017, https://www.cdc.gov/nchs/nhis/SHS/tables.htm (accessed Jan 5, 2019), Table A-12b.
2. Prevalence of COPD in the elderly estimated at 14.2%. Hanania, N. et al, 2010 "COPD in the Elderly Patient" https://www.medscape.com/viewarticle/730813_2 (accessed Jan 5, 2019)
3. 14.1% of current smokers were assumed to have COPD. Cunningham, T.J., et al., COPD, 2015. 12(3): p. 276-86.
4. Size of U.S. elderly population estimated at 50,858,679 in 2017. U.S. Census Bureau. https://factfinder.census.gov/faces/nav/jsf/pages/index.xhtml? (accessed Jan 5, 2019)

Europe:

1. Smoking prevalence in the elderly in each European country. Eurostat database, http://appsso.eurostat.ec.europa.eu/nui/show.do?dataset=hlth_ehis_sk3e&lang=en (accessed Jan 5, 2019)
2. COPD prevalence in the elderly estimated at 14.2%. Raherison, C. and P.O. Girodet, Epidemiology of COPD. Eur Respir Rev, 2009. 18(114): p. 213-21.
3. 29.6% & 16.1% of COPD patients aged 65-75 & 75 and over, respectively estimated to be current smokers. Worth, H., et al., The 'real-life' COPD patient in Germany: The DACCORD study. Respir Med, 2016. 111: p. 64-71.
4. Size of elderly population in each European country. UN Data, United Nations Statistics Division, http://data.un.org/Data.aspx?d=POP&f=tableCode%3A22 (accessed Jan 5, 2019)

Japan:

1. Smoking prevalence in people aged 60 and over in Japan (21.2% in men, 5.6% in women). Japan Tobacco Inc., JT's Annual Survey Finds 18.2 % of Japanese Adults Are Smokers. 2017. https://www.jt.com/media/news/2017/pdf/20170727_E02.pdf (accessed Jan 5, 2019)
2. COPD prevalence in people aged 60 and over in Japan (11.5% of men, 5.8% of women); 17% & 0% of male and female current smokers, respectively, estimated to have COPD. Takemura, H., et al., *Prevalence of COPD in Japanese People on Medical Check-Up.* Journal of Experimental Medicine, 2005. **207**: p. 41-50.
3. Size of elderly population estimated at 35,228,000 (15,294,000 men, 19,933,000 women). E-Stat, Portal Site of Official Statistics of Japan. https://www.e-stat.go.jp/en/stat-search/files?page=1&layout=datalist&toukei=00200524&tstat=000000090001&cycle=1&year=20180&month=12040606&tclass1=000001011678 (accessed Jan 5, 2019)China:

China:

1. Smoking prevalence in the elderly in China estimated at 22.7%. Li, Q., J. Hsia, and G. Yang, *Prevalence of Smoking in China in 2010*. New England Journal of Medicine, 2011. **364**(25): p. 2469-2470.
2. COPD prevalence in the elderly; COPD prevalence among current smokers. Fang, L., et al., Chronic obstructive pulmonary disease in China: a nationwide prevalence study. The Lancet Respiratory Medicine, 2018. 6(6): p. 421-430.
3. Size of elderly population in China by age. https://www.populationpyramid.net/china/2016/ (accessed Jan 5, 2019)

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